UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 20, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER OFF
           -BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On July 20, 2006, General Motors Corporation executed a $4.63 billion amended and restated credit agreement with a syndicate of banks (the "Agreement"). The Agreement provides for both an extended facility of $4.48 billion which will terminate on July 20, 2011 and for a non-extended facility of $152 million which expires on June 16, 2008. Only the extended facility, which consists of 97% of the combined facility, is secured.

The collateral for the secured facility consists of certain North American accounts receivable and inventory of General Motors Corporation, Saturn Corporation, and General Motors of Canada, Limited, certain plants, property and equipment of General Motors of Canada, Limited and a pledge of 65 percent of the stock of the holding company for the General Motors indirect subsidiary GM de Mexico. In addition to securing the extended secured facility, the collateral will also secure certain lines of credit, Auto Clearing House and overdraft arrangements and letters of credit provided by the extending secured lenders totaling $1.5 billion. At GM's current secured credit rating, all-in cost of borrowings from extending lenders will be LIBOR (London InterBank Offered Rate) plus 225 basis points, while all-in costs of borrowings from non-extending lenders will be LIBOR plus 160 basis points. In addition, extending lenders received a consent fee of 40 basis points.

In the event of certain work stoppages, the facility will be temporarily reduced to $3.5 billion. The Agreement removes any existing uncertainty as to whether the lenders would be required to honor a borrowing request by General Motors. The Agreement will be filed with the Form 10-Q for the quarter ended June 30, 2006.



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  July 24, 2006                 By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)